Leases (Tables)	12 Months Ended
Jun. 29, 2011
Leases
Schedule of Future Minimum Lease Payments

Fiscal Year	Capital Leases	Operating Leases
2012	$5,367	$100,441
2013	5,473	94,315
2014	5,581	84,658
2015	5,692	73,473
2016	5,806	59,482
Thereafter	53,399	129,085

Total minimum lease payments(a)	81,318	$541,454

Imputed interest (average rate of 7%)	(31,212)

Present value of minimum lease payments	50,106
Less current installments	(2,091)

	$48,015

(a)	Future minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Sublease rentals are approximately $40.7 million and $59.1 million for capital and operating subleases, respectively.